Exhibit 99.1

NEWS RELEASE

C&J ENERGY SERVICES COMMENCES VOLUNTARY REORGANIZATION

UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE

HAMILTON, BERMUDA, July 20, 2016 – C&J Energy Services Ltd. (NYSE: CJES) (“C&J” or the “Company”) today announced that it has commenced cases for a voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas, Houston Division. The reorganization cases contemplate implementing the previously announced Restructuring Support Agreement (as amended, the “RSA”) that C&J executed with its lenders, which provides for the elimination of approximately $1.4 billion in debt from the Company’s balance sheet, substantially deleveraging C&J’s capital structure and strongly positioning the Company for long-term success. Additionally, the RSA contemplates that, subject to the satisfaction of certain conditions, the Company will issue one series of seven-year warrants to existing common stockholders, based on their pro rata share, exercisable for up to an aggregate of 6% of new common stock at a strike price of $1.55 billion. Currently, lenders that beneficially own or manage greater than 83% of the aggregate principal amount of debt outstanding under the Company’s credit facilities are parties to the RSA. The Company currently estimates that it will emerge from the Chapter 11 reorganization within approximately 130 to 180 days, and fully expects operations to continue as normal throughout the court-supervised financial restructuring process.

President, Chief Executive Officer and Chief Operating Officer Don Gawick commented, “Today’s Chapter 11 filings represent a significant milestone in our financial restructuring process to significantly strengthen our financial condition by reducing debt, enhancing liquidity and best positioning our Company to proactively respond as the market begins to recover. After thoroughly evaluating our options and strategic alternatives with our advisors and Board of Directors, we are confident that this is the best path forward for C&J and all our stakeholders. During the reorganization proceeding, all of our day-to-day operations will continue in the normal course, and we will maintain ample liquidity and resources to support our business and continue providing safe, reliable and efficient services to all of our customers. We appreciate the continued, strong support demonstrated by our lenders, which will hopefully enable us to move quickly and smoothly the restructuring process.

“On behalf of C&J’s Board of Directors and executive management team, I want to thank our employees for their continued hard work and dedication, and note that we look forward to working with our customers and vendors as we move through this process and build a strong foundation for C&J to emerge as a stronger partner.”

Additional information about the reorganization process is contained in a Current Report on Form 8-K that the Company will file with the U.S. Securities and Exchange Commission. The Company has also posted additional information about the reorganization process under the investor relations section of the Company’s website at www.cjenergy.com and has set up a toll free information line to answer questions pertaining to the restructuring, which can be accessed by dialing (866) 296-8019.

About C&J Energy Services

C&J Energy Services is a leading provider of well construction, well completions, well support and other complementary oilfield services to oil and gas exploration and production companies. As one of the largest completion and production services companies in North America, C&J offers a full, vertically integrated suite of services involved in the entire life cycle of the well, including directional drilling, cementing, hydraulic fracturing, cased-hole wireline, coiled tubing, rig services, fluids management services and other special well site services. C&J operates in most of the major oil and natural gas producing regions of the continental United States and Western Canada. For additional information about C&J, please visit www.cjenergy.com.

C&J Energy Services Investor Contact

Daniel E. Jenkins

Vice President – Investor Relations

investors@cjenergy.com

1-713-260-9986

Forward-Looking Statements and Cautionary Statements

This news release (and any oral statements made regarding the subjects of this release) contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once,” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include statements, estimates and projections regarding our business outlook and plans, future financial position, liquidity and capital resources, operations, performance and other guidance regarding future developments. For example, statements regarding future financial performance, future competitive positioning, future benefits to stockholders, and future economic and industry conditions are forward-looking statements within the meaning of federal securities laws.

Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, our forward-looking statements are subject to significant risks, contingencies and uncertainties, many of which are beyond our control, which may cause actual results to differ materially from our historical experience and our present expectations or projections which are implied or expressed by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, including due to declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by the oil and gas industry; the inability to comply with the financial and other covenants and metrics in our debt agreements as a result of reduced revenue and financial performance or our inability to raise sufficient funds through assets sales or equity issuances should we need to raise funds through such methods; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity and therefore impacts demand and pricing for our services, which negatively impacts our results of operations, including potentially resulting in impairment charges; pressure on pricing for our core services, including due to competition and industry and/or economic conditions, which may impact, among other things, our ability to implement price increases or maintain pricing on our core services; the loss of, or interruption or delay in operations by, one or more significant customers; the failure to pay amounts when due, or at all, by one or more significant customers; changes in customer requirements in markets or industries we serve; costs, delays, regulatory compliance requirements and other difficulties in executing our long-term growth strategy, including those related to expansion into new geographic regions and new business lines; the effects of future acquisitions on our business, including our ability to successfully integrate our operations and the costs incurred in doing so; business growth outpacing the capabilities of our infrastructure; adverse weather conditions in oil or gas producing regions; the effect of environmental and other governmental regulations on our operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our hydraulic fracturing services; the incurrence of significant costs and liabilities resulting from litigation; the incurrence of significant costs and liabilities resulting from our failure to comply, or our compliance with, new or existing environmental regulations or an accidental release of hazardous substances into the environment; expanding our operations overseas; the loss of, or inability to attract key management personnel; a shortage of qualified workers; the loss of, or interruption or delay in operations by, one or more of our key suppliers; operating hazards inherent in our industry, including the significant possibility of accidents resulting in personal injury or death, property damage or environmental damage; and accidental damage to or malfunction of equipment.

C&J cautions that the foregoing list of factors is not exclusive. For additional information regarding known material factors that could cause our actual results to differ from our present expectations and projected results, please see our filings with the U.S. Securities and Exchange Commission, including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.